SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Macro Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Henning Potstada, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager and Team Lead Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Stefan Flasdick, Portfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-28